EXHIBIT 24

POWER OF ATTORNEY

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Apartment Investors, Inc.
America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of January, 2004.

/s/ Michael B. Yanney
     Michael B. Yanney

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of February, 2004.

/s/ Mariann Byerwalter
     Mariann Byerwalter

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of February, 2004.

/s/ William S. Carter M.D.
     William S. Carter M.D.

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of January, 2004.

/s/ Patrick J. Jung
     Patrick J. Jung

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Apartment Investors, Inc.
America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of February, 2004.

/s/ George H. Krauss
     George H. Krauss

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 23rd day of January, 2004.

/s/ Martin A. Massengale
     Martin A. Massengale

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of February, 2004.

/s/ Gail Walling Yanney
     Gail Walling Yanney

POWER OF ATTORNEY

     The undersigned hereby appoints Mark A. Hiatt as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following persons:

America First Real Estate Investment Partners, L.P.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 31st day of January, 2004.

/s/ Clayton K. Yeutter
     Clayton K. Yeutter